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                                  EXHIBIT 23.1

                  CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-32598, 333-39054, 333-40182, 333-48170,
333-51518, 333-54808) and Form S-3 (File No. 333-97461) of Dynabazaar, Inc. of
our report dated March 9, 2005 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ Rothstein Kass & Company, PC

Roseland, New Jersey
March 31, 2005